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Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Visionics Corporation:





We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-4.





                                             /s/ KPMG LLP


Minneapolis, Minnesota

May 15, 2002